EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James Orsini, the Chief Executive Officer and President of Single Touch Systems Inc. (the “Company”), hereby certify, that, to my knowledge:

1.  The Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2012	/s/ James Orsini
James Orsini
Director, Chief Executive Officer and President
(Principal Executive Officer)